united states
securities and exchange commission
Washington, d.c. 20549

form n-csr

certified shareholder report of registered
management investment companies

Investment Company Act file number: 811-22895

Capitol Series Trust

(Exact name of registrant as specified in charter)

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH   45246

(Address of principal executive offices) (Zip code)

Zachary P. Richmond

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(513) 587-3447

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Canterbury Portfolio Thermostat Fund

Institutional Shares (CAPTX)

Annual Shareholder Report - April 30, 2025

Fund Overview

This annual shareholder report contains important information about Canterbury Portfolio Thermostat Fund for the period of May 1, 2024 to April 30, 2025. You can find additional information about the Fund at https://www.canterburygroup.com/mutualfund. You can also request this information by contacting us at (844) 838-2121.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Shares	$366	3.61%

How did the Fund perform during the reporting period?

We are pleased to report that the Canterbury Portfolio Thermostat Fund (“CAPTX”) has once again delivered on its core objective: minimizing drawdowns and enhancing risk-adjusted returns by maintaining stable, consistent portfolio volatility across a wide range of market environments. In 2024, markets presented a relatively calm environment, and CAPTX delivered a solid return of 11.07%, reflecting our ability to participate in upside momentum during more stable conditions. However, as we entered 2025, the markets quickly reminded investors of the importance of risk management through adaptability. What began as a steady start to the new year took a sharp turn in late February. Volatility re-emerged with increasing intensity across most major equity indexes, signaling a substantial increase in market risk. By early April, market behavior had become reminiscent of the COVID crisis. Between February 19 and April 8, 2025, the S&P 500 experienced a dramatic -18.9% decline, marked by the highest daily volatility levels seen since 2020. Prior to the sharp drop in equities, other asset classes traditionally viewed as safe havens, such as long-term Treasury bonds, were not immune to downside pressure. From September 16, 2024, to January 14, 2025, long-duration Treasuries declined by -15.8%, offering little refuge for investors relying on conventional diversification strategies. This is where the CAPTX adaptive risk management process proved its value. During the initial signs of increasing volatility in mid-to-late February, the Fund proactively adjusted its holdings in anticipation of a potential larger drawdown. As a result, from the Fund’s high on February 19 to its low on April 8, CAPTX experienced a maximum drawdown of just -10.6%, maintaining within our targeted range of a “normal correction” of -8% to -12%. This outcome highlights the strength of our evidence-based, rules-driven portfolio management system, which is designed to recognize shifting market dynamics and adjust accordingly.

How has the Fund performed since inception?

Total Return Based on $10,000 Investment

Canterbury Portfolio Thermostat - Institutional Shares
MSCI World Index (Gross)
$30,000
$20,000
$10,000
$0
$25,935
$12,873
Aug-2016
Apr-2017
Apr-2018
Apr-2019
Apr-2020
Apr-2021
Apr-2022
Apr-2023
Apr-2024
Apr-2025

	Canterbury Portfolio Thermostat - Institutional Shares	MSCI World Index (Gross)
Aug-2016	$10,000	$10,000
Apr-2017	$10,586	$11,206
Apr-2018	$11,311	$12,758
Apr-2019	$11,432	$13,661
Apr-2020	$10,439	$13,189
Apr-2021	$12,924	$19,256
Apr-2022	$12,781	$18,660
Apr-2023	$11,877	$19,355
Apr-2024	$12,541	$23,024
Apr-2025	$12,873	$25,935

Average Annual Total Returns

	1 Year	5 Years	Since Inception (August 2, 2016)
Canterbury Portfolio Thermostat - Institutional Shares	2.65%	4.28%	2.93%
MSCI World Index (Gross)	12.64%	14.48%	11.52%

The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

What did the Fund invest in?

Portfolio Composition (% of net assets)

Exchange-Traded Funds
58.9%
Money Market Funds
6.7%
Utilities
6.0%
Consumer Staples
5.4%
Financials
5.2%
Communications
4.8%
Technology
4.6%
Industrials
4.5%
Consumer Discretionary
3.9%

Value	Value
Consumer Discretionary	3.9%
Industrials	4.5%
Technology	4.6%
Communications	4.8%
Financials	5.2%
Consumer Staples	5.4%
Utilities	6.0%
Money Market Funds	6.7%
Exchange-Traded Funds	58.9%

Fund Statistics

Net Assets	$7,438,889
Number of Portfolio Holdings	19
Advisory Fee	$70,208
Portfolio Turnover	133%

Material Fund Changes

No material changes occurred during the year ended April 30, 2025.

Canterbury Portfolio Thermostat Fund - Institutional Shares (CAPTX)

Annual Shareholder Report - April 30, 2025

Where can I find additional information about the Fund?

Additional information is available on the Fund’s website (https://www.canterburygroup.com/mutualfund), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 043025-CAPTX

(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The audit committee financial expert is Lori Kaiser, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the most recent fiscal year:

Canterbury Portfolio Thermostat Fund:	FY 2025	$13,030
	FY 2024	$12,650

(b) Audit-Related Fees billed to the registrant by its principal accountants for the most recent fiscal year:

Canterbury Portfolio Thermostat Fund:	FY 2025	$0
	FY 2024	$0

(c) Tax Fees billed to the registrant by its principal accountants for the most recent fiscal year:

Canterbury Portfolio Thermostat Fund:	FY 2025	$4,140
	FY 2024	$4,015

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d) All other fees billed to the registrant by its principal accountants for the most recent fiscal year:

Canterbury Portfolio Thermostat Fund:	FY 2025	$0
	FY 2024	$0

(e)(1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2025	$4,140	$0
FY 2024	$4,015	$0

(h) Not applicable. The auditor performed no services for the registrant’s investment advisers or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

The Registrant’s schedule of investments in unaffiliated issuers is included in the Financial Statements under Item 7 of this form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Canterbury Portfolio Thermostat Fund

Institutional Shares – CAPTX

Annual Financial Statements

and Additional Information

April 30, 2025

Canterbury Investment Management, LLC

23 East Cedar Street

Zionsville, IN 46077

(844) 838-2121

Canterbury Portfolio Thermostat Fund

Schedule of Investments

April 30, 2025

	Shares	Fair Value
COMMON STOCKS — 34.45%
Communications — 4.81%
T-Mobile US, Inc.	1,450	$358,078

Consumer Discretionary — 3.95%
H&R Block, Inc.	4,865	293,700

Consumer Staples — 5.37%
Procter & Gamble Co. (The)	2,455	399,109

Financials — 5.21%
CME Group, Inc.	1,400	387,912

Industrials — 4.46%
Deere & Co.	715	331,445

Technology — 4.62%
International Business Machines Corp.	1,420	343,384

Utilities — 6.03%
Southern Co. (The)	4,885	448,883

Total Common Stocks (Cost $2,326,762)		2,562,511

EXCHANGE-TRADED FUNDS — 58.89%
Communication Services Select Sector SPDR® Fund	4,860	463,838
Financial Select Sector SPDR® Fund	8,000	390,080
Invesco DB Agriculture Fund	14,945	400,675
Invesco S&P 500® Equal Weight ETF	1,705	288,384
Ishares Dj Select Dividend Index Fund	2,850	365,883
ProShares Short MSCI EAFE	23,845	353,860
ProShares Short Real Estate	20,435	348,621
ProShares Short Russell 2000	18,700	392,700
SPDR® Gold MiniShares Trust	7,060	460,736
SPDR® S&P Aerospace & Defense ETF	2,735	467,576
Technology Select Sector SPDR® Fund	2,135	448,286

Total Exchange-Traded Funds (Cost $3,947,484)		4,380,639

MONEY MARKET FUNDS — 6.69%
Morgan Stanley Institutional Liquidity Government Portfolio - Institutional Shares, 4.24%(a)	497,772	497,772
Total Money Market Funds (Cost $497,772)		497,772
Total Investments — 100.03% (Cost $6,772,018)		7,440,922
Liabilities in Excess of Other Assets — (0.03)%		(2,033)
NET ASSETS — 100.00%		$7,438,889

(a)	Rate disclosed is the seven day effective yield as of April 30, 2025.

ETF	- Exchange-Traded Fund
SPDR	- Standard & Poor’s Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

Canterbury Portfolio Thermostat Fund

Statement of Assets and Liabilities

April 30, 2025

Assets
Investments in securities at fair value (cost $6,772,018)	$7,440,922
Receivable for fund shares sold	820
Dividends and interest receivable	5,262
Prepaid expenses	14,173
Total Assets	7,461,177
Liabilities
Payable for fund shares redeemed	3,111
Payable to Adviser	3,041
Payable to Administrator	7,586
Other accrued expenses	8,550
Total Liabilities	22,288
Net Assets	$7,438,889
Net Assets consist of:
Paid-in capital	8,060,489
Accumulated deficit	(621,600)
Net Assets	$7,438,889
Institutional Shares
Shares outstanding (unlimited number of shares authorized, no par value)	685,055
Net asset value, offering and redemption price per share(a)	$10.86

(a)	Subject to certain exceptions, a 2.00% redemption fee is imposed upon shares redeemed within 60 calendar days of their purchase.

See accompanying notes which are an integral part of these financial statements.

Canterbury Portfolio Thermostat Fund

Statement of Operations

For the year ended April 30, 2025

Investment Income
Dividend income	$188,882
Interest income	6,741
Total investment income	195,623

Expenses
Adviser	70,208
Administration	39,017
Registration	33,521
Fund accounting	32,447
Transfer agent	23,597
Legal	21,000
Compliance services	18,334
Audit and tax preparation	17,478
Trustee	17,445
Printing	13,342
Custodian	4,999
Insurance	3,921
Pricing	574
Interest expense	54
Miscellaneous	27,559
Total expenses	323,496
Fees contractually waived by Adviser	(40,998)
Net operating expenses	282,498
Net investment loss	(86,875)

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on investment securities transactions	238,894
Net change in unrealized appreciation of investment securities	85,506
Net realized and change in unrealized gain on investments	324,400
Net increase in net assets resulting from operations	$237,525

See accompanying notes which are an integral part of these financial statements.

Canterbury Portfolio Thermostat Fund

Statements of Changes in Net Assets

April 30, 2025

	For the Year Ended April 30, 2025	For the Year Ended April 30, 2024
Increase (Decrease) in Net Assets due to:
Operations
Net investment income (loss)	$(86,875)	$135,417
Net realized gain on investment securities transactions	238,894	1,197,941
Net change in unrealized appreciation (depreciation) of investment securities	85,506	(96,466)
Net increase in net assets resulting from operations	237,525	1,236,892

Distributions to Shareholders - Institutional Shares
From earnings	—	(104,991)
Total Distributions to Shareholders	—	(104,991)

Capital Transactions - Institutional Shares
Proceeds from shares sold	2,317,699	2,627,487
Reinvestment of distributions	—	104,991
Amount paid for shares redeemed	(5,311,351)	(20,794,590)
Proceeds from redemption fees(a)	15	27,001
Total Capital Transactions - Institutional Shares	(2,993,637)	(18,035,111)
Total Decrease in Net Assets	(2,756,112)	(16,903,210)

Net Assets
Beginning of year	$10,195,001	$27,098,211
End of year	$7,438,889	$10,195,001

Share Transactions - Institutional Shares
Shares sold	210,321	256,366
Shares issued in reinvestment of distributions	—	10,301
Shares redeemed	(488,612)	(1,996,878)
Total Share Transactions - Institutional Shares	(278,291)	(1,730,211)

(a)	Subject to certain exceptions, a 2.00% redemption fee is imposed upon shares redeemed within 60 calendar days of their purchase.

See accompanying notes which are an integral part of these financial statements.

Canterbury Portfolio Thermostat Fund - Institutional Shares

Financial Highlights

(For a share outstanding during each year)

	For the Years Ended April 30,
	2025	2024	2023	2022	2021
Selected Per Share Data:
Net asset value, beginning of year	$10.58	$10.06	$10.85	$12.40	$10.02

Income from investment operations:
Net investment income (loss)	(0.13)	0.05	0.01	(0.02)	(0.12)
Net realized and unrealized gain (loss)	0.41	0.50	(0.81)	(0.08)	2.49
Total from investment operations	0.28	0.55	(0.80)	(0.10)	2.37

Less distributions to shareholders from:
Net investment income	—	(0.04)	(0.02)	—	— (a)
Net realized gains	—	—	—	(1.47)	—
Total from distributions	—	(0.04)	(0.02)	(1.47)	— (a)

Paid-in capital from redemption fees	— (a)	0.01	0.03	0.02	0.01
Net asset value, end of year	$10.86	$10.58	$10.06	$10.85	$12.40
Total Return(b)	2.65%	5.59%	(7.07)%	(1.10)%	23.80%

Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$7,439	$10,195	$27,098	$21,555	$17,566
Ratio of expenses to average net assets before expense waiver	4.14%	1.96%	1.69%	1.98%	1.86%
Ratio of expenses to average net assets after expense waiver	3.61%	1.96%	1.69%	1.98%	1.69%
Ratio of net investment income (loss) to average net assets after expense waiver	(1.11)%	0.57%	0.11%	(0.32)%	(0.72)%
Portfolio turnover rate	133%	177%	297%	234%	160%

(a)	Rounds to less than $0.005 per share.
(b)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions. Excludes redemption fees.

See accompanying notes which are an integral part of these financial statements.

Canterbury Portfolio Thermostat Fund

Notes to the Financial Statements

April 30, 2025

NOTE 1. ORGANIZATION

The Canterbury Portfolio Thermostat Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified series of Capitol Series Trust (the “Trust”) on December 17, 2015. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2013 as amended and restated November 18, 2021 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is Canterbury Investment Management, LLC (the “Adviser”). The investment objective of the Fund is to seek long-term risk-adjusted growth. The Fund attempts to achieve its investment objective by obtaining long-term, risk adjusted growth. The Fund’s portfolio is structured primarily as a “fund of funds”. The Fund will invest in any debt, equity, and alternative securities deemed appropriate and necessary to improve the portfolio’s composition, exposure to which may be obtained through the use of ETFs.

The Fund currently offers one class of shares, Institutional Shares. The Fund’s Investor Shares have been approved by the Board, but are not yet available for purchase and are not being offered at this time. The Fund’s Institutional Shares commenced operations on August 2, 2016. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Board. Both share classes impose a 2.00% redemption fee on shares redeemed within 60 days of purchase.

The Fund operates as a single operating segment. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed as a whole by the Adviser, who is responsible for the oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of

Canterbury Portfolio Thermostat Fund

Notes to the Financial Statements (continued)

April 30, 2025

assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

The Fund recognizes tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds of the Trust based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income – Throughout the reporting period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, security transactions are accounted for on trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date.

Canterbury Portfolio Thermostat Fund

Notes to the Financial Statements (continued)

April 30, 2025

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

For the fiscal year ended April 30, 2025, the Fund made the following reclassifications to increase (decrease) the components of net assets:

Paid-In Capital	Accumulated Earnings (Deficit)
$(71,246)	$71,246

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Canterbury Portfolio Thermostat Fund

Notes to the Financial Statements (continued)

April 30, 2025

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

In computing the NAV of the Fund, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Board approved policies, the Fund relies on independent third-party pricing services to provide the current market value of securities. Those pricing services value equity securities, including exchange-traded funds, exchange-traded notes, closed-end funds and preferred stocks, traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by Nasdaq are valued at the Nasdaq Official Closing Price. If there is no reported sale on the principal exchange, equity securities are valued at the mean between the most recent quoted bid and asked price. When using market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the pricing service of the funds and are generally categorized as Level 1 securities.

In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under supervision of the Board. Under these policies, the securities will be classified as Level 2 or Level 3 within the fair value hierarchy, depending on the inputs used.

In accordance with the Trust’s Portfolio Valuation Procedures, the Fair Value Committee, in making its recommendations with the Adviser’s participation, is required to consider

Canterbury Portfolio Thermostat Fund

Notes to the Financial Statements (continued)

April 30, 2025

all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued pursuant to the Trust’s Fair Value Guidelines would be the amount which the Fund might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair value pricing is permitted if, in accordance with the Trust’s Portfolio Valuation Procedures, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or other data calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2025:

	Valuation Inputs
Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$2,562,511	$—	$—	$2,562,511
Exchange-Traded Funds	4,380,639	—	—	4,380,639
Money Market Funds	497,772	—	—	497,772
Total	$7,440,922	$—	$—	$7,440,922

(a)	Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments during or at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

Under the terms of the investment advisory agreement (the “Agreement”), the Adviser manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.90% of the Fund’s average daily net assets. For the fiscal year ended April 30, 2025, the Adviser earned fees of $70,208 from the Fund. At April 30, 2025, the Fund owed the Adviser $3,041.

Canterbury Portfolio Thermostat Fund

Notes to the Financial Statements (continued)

April 30, 2025

Effective June 1, 2024, the Adviser agreed to a voluntary waiver of the full investment advisory fees of 0.90% of the Fund’s average daily net assets. Effective October 1, 2024, the Adviser agreed to contractually waive its advisory fee from 0.90% to 0.50% of the average daily net assets of the Fund through September 30, 2025. The Adviser is not entitled to the reimbursement of any fees waived. During the fiscal year April 30, 2025, the Adviser waived fees of $40,998 for the Fund.

The Trust retains Ultimus Fund Solutions, LLC (the “Administrator”) to provide the Fund with administration, fund accounting, and transfer agent services, including all regulatory reporting. Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of the Administrator, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust.

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her required retirement as a Trustee at age 78 (which may be extended for up to two years in an emeritus capacity at the pleasure and request of the Board), or until he/she dies, resigns, or is removed, whichever is sooner. “Independent Trustees”, meaning those Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, as amended, have each received an annual retainer of $2,000 per Fund and $500 per Fund for each quarterly Board meeting. The Trust also reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at Board meetings.

The officers of the Trust are employees of the Administrator or NLCS. Ultimus Fund Distributors, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. The Distributor is a wholly-owned subsidiary of the Administrator.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended April 30, 2025, purchases and sales of investment securities, other than short-term investments, were $9,794,692 and $9,539,580, respectively.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended April 30, 2025.

Canterbury Portfolio Thermostat Fund

Notes to the Financial Statements (continued)

April 30, 2025

NOTE 6. FEDERAL TAX INFORMATION

At April 30, 2025, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes were as follows:

Gross unrealized appreciation	$787,225
Gross unrealized depreciation	(101,795)
Net unrealized appreciation/(depreciation) on investments	685,430

Tax cost of investments	$6,755,492

The tax character of distributions paid for the fiscal years ended April 30, 2025 and April 30, 2024 were as follows:

	2025	2024
Distributions paid from:
Ordinary income	$—	$104,991
Total distributions paid	$—	$104,991

At April 30, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(1,307,030)
Unrealized appreciation on investments	685,430
Total accumulated deficits	$(621,600)

As of April 30, 2025, the Fund had available for tax purposes unused capital loss carryforwards of $1,254,134 of short-term capital loss carryforwards, respectively. These capital loss carryforwards, which do not expire, may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

For the year ended April 30, 2025, the Fund utilized short-term capital loss carryforwards of $242,747.

Certain capital losses and specified gains realized after October 31, and net investment losses realized after December 31 of the Fund’s fiscal year may be deferred and treated as occurring on the first business day of the Fund’s following taxable year. For the tax period ended April 30, 2025, the Fund deferred qualified late year ordinary losses in the amount of $52,896.

Canterbury Portfolio Thermostat Fund

Notes to the Financial Statements (continued)

April 30, 2025

NOTE 7. INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund may invest a significant portion of its assets in shares of one or more investment companies, including ETFs, open-end mutual funds and money market mutual funds. The Fund will incur additional indirect expenses (acquired fund fees and expenses) to the extent it invests in shares of other investment companies. As of April 30, 2025, the Fund had 58.89% and 6.69% of the value of its net assets invested in these ETFs and the Morgan Stanley Institutional Liquidity Government Portfolio - Institutional Shares, respectively. The financial statements of these investment companies can be found at www.sec.gov.

NOTE 8. INDEMNIFICATIONS

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Canterbury Portfolio Thermostat Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Canterbury Portfolio Thermostat Fund (the “Fund”) (one of the funds constituting Capitol Series Trust (the “Trust”)), including the schedule of investments, as of April 30, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Capitol Series Trust) at April 30, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2025, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Capitol Series Trust investment companies since 2017.

Cincinnati, Ohio

June 26, 2025

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2026 will show the tax status of all distributions paid to your account in calendar year 2025. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 0% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 0% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2025 ordinary income dividends, 0% qualifies for the corporate dividends received deduction.

Additional Information (Unaudited)

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the period covered by this report.

Proxy Disclosures

Not applicable.

Remuneration Paid to Directors, Officers and Others

Refer to the financial statements included herein.

Statement Regarding Basis for Approval of Investment Advisory Agreement

At a quarterly meeting of the Board of Trustees of Capitol Series Trust (“Trust”) held on December 10 and 11, 2024, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust (“Independent Trustees”) as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved the renewal of the Investment Advisory Agreement (“Investment Advisory Agreement”) for an additional one-year period between the Trust and Canterbury Investment Management, LLC (“Canterbury”) with respect to the Canterbury Portfolio Thermostat Fund (the “Canterbury Fund” or the “Fund”), a series of the Trust.

Prior to the meeting, the Trustees received and considered information from Canterbury and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of the proposed renewal of the Investment Advisory Agreement between the Trust and Canterbury, including, but not limited to: Canterbury’s responses to counsel’s initial due diligence letter requesting information relevant to the approval of the Investment Advisory Agreement, Canterbury’s responses to counsel’s supplemental requests for additional information, and peer group comparative expense and performance data provided by Broadridge (collectively, the “Support Materials”). The Trustees noted the completeness of the Support Materials that Canterbury provided, and reviewed such Support Materials at various times with Canterbury, Trust management, and counsel to the Independent Trustees. The Trustees also noted the discussions that had taken place with representatives of Canterbury, and considered additional information that Canterbury had provided regarding its services to the Canterbury Fund, including but not limited to: information regarding Canterbury’s investment philosophy and investment strategy; Canterbury’s development of innovations in investor tools; the firm’s investment in internal resources to support and promote the Canterbury Fund; the firm’s compliance culture; compensation of portfolio managers; trading practices; liability insurance; Canterbury’s financial statements; Canterbury’s profitability with respect to the Canterbury Fund; Canterbury’s marketing and distribution plans for the Fund; and other benefits that Canterbury derives from its relationship with the Fund. This information, together with information provided to and reviewed by the Board concerning Canterbury and the Canterbury Fund since the Fund’s inception, formed the primary, but not exclusive, basis for the Board’s determinations.

Before voting to approve the renewal of the Investment Advisory Agreement, the Trustees reviewed the terms of Investment Advisory Agreement, as well as the Support Materials, with

Additional Information (Unaudited) (continued)

Trust management and with counsel to the Independent Trustees. The Trustees also received, reviewed and discussed a memorandum from such counsel delineating each Trustee’s duty of care and duty of loyalty obligations and application of the fiduciary duty standards of Section 36(b) of the 1940 Act, all of which govern their consideration of the renewal of the Investment Advisory Agreement. In addition, the memorandum described the various factors that the U.S. Securities and Exchange Commission (“SEC”) and U.S. Courts over the years have suggested are appropriate for trustee consideration in the advisory agreement approval and renewal process, including the factors outlined in Gartenberg v. Merrill Lynch Asset Management Inc., 694 F.2d 923, 928 (2d Cir. 1982); cert. denied sub. nom. and Andre v. Merrill Lynch Ready Assets Trust, Inc., 461 U.S. 906 (1983).

In determining whether to approve the renewal of the Investment Advisory Agreement, the Trustees considered all factors they believed relevant with respect to the Canterbury Fund, including the following: (1) the nature, extent, and quality of the services to be provided by Canterbury; (2) the cost of the services to be provided and the profits to be realized by Canterbury from services rendered to the Trust and the Fund; (3) comparative fee and expense data for the Canterbury Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale would be realized as the Canterbury Fund grows and whether the proposed advisory fee for the Fund reflects these economies of scale for the Fund’s benefit; and (5) other financial benefits to Canterbury resulting from services to be rendered to the Canterbury Fund. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

After having received and reviewed the Support Materials, as well as investment performance, compliance, operating, and distribution reports of the Canterbury Fund on a quarterly basis since the Fund’s inception, and having noted Canterbury’s presentation and the additional discussions with representatives of Canterbury that had occurred at various times, the Trustees determined that they had all of the information they deemed reasonably necessary to make an informed decision concerning the approval of the renewal of the Investment Advisory Agreement. The Trustees discussed the facts and factors relevant to the approval of the Investment Advisory Agreement, which incorporated and reflected their knowledge of Canterbury’s services provided to the Canterbury Fund. Based upon the Support Materials, Canterbury’s presentation and discussions with representatives of Canterbury, and performance, compliance, fee and expense and distribution information received on a quarterly basis since the Fund’s inception, the Board concluded that the overall arrangements between the Trust and Canterbury as set forth in the Investment Advisory Agreement are fair and reasonable in light of the services that Canterbury performs, the investment advisory fees that the Canterbury Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Canterbury provides under the Investment Advisory Agreement, noting that such services include but are not limited to the following: (1) investing the Canterbury Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Canterbury effects on behalf of the Fund; (5) selecting broker-dealers to execute orders on

Additional Information (Unaudited) (continued)

behalf of the Canterbury Fund; (6) performing compliance services on behalf of the Canterbury Fund; and (7) engaging in marketing activities. The Trustees noted no changes to the services that Canterbury provides to the Canterbury Fund under the terms of the Investment Advisory Agreement. The Trustees considered Canterbury’s capitalization and its assets under management. The Trustees further considered the investment philosophy and investment industry experience of the portfolio managers and noted the proprietary software and research algorithm developed by Canterbury and utilized to manage the Fund’s portfolio in accordance with its investment strategy. The Trustees also noted the Canterbury Fund’s performance compared to its benchmark index, the MSCI World NR USD, including the fact that the Fund had underperformed its benchmark index for the one-year, three-year, five-year, and since inception periods ended September 30, 2024. The Trustees also considered the Canterbury Fund’s performance compared to the Tactical Allocation Morningstar category and the custom Broadridge peer group, which was a subset of the Morningstar category with filters applied for actively managed, open-end, institutional, fund-of-funds. In this regard, the Trustees noted the Adviser’s representation that the Tactical Allocation Morningstar category does not correlate to the way the Canterbury Fund is managed as closely as it should, and that the Fund more closely aligns with the Morningstar Macro Trading category, however attempts change the Fund’s category have been unsuccessful. The Trustees noted that the performance of the Canterbury Fund trailed the performance of the Morningstar category median and the Broadridge custom peer group median for the one-, three-, and five-year and since inceptions periods ended September 30, 2024. The Board further noted its discussions throughout the year with representatives of Canterbury regarding management of the Canterbury Fund’s adaptive portfolio strategy, performance of the Canterbury Fund and historical success in limiting drawdowns during normal favorable market corrections. Based upon the foregoing, the Trustees concluded that they are satisfied with the nature, extent, and quality of services that Canterbury provides to the Canterbury Fund under the Investment Advisory Agreement.

Cost of Advisory Services and Profitability. The Trustees considered the annual management fee that the Canterbury Fund pays to Canterbury under the Investment Advisory Agreement, as well as Canterbury’s profitability from the services that it renders to the Fund, noting that said services were slightly above breakeven during the last fiscal year and were projected to remain slightly above breakeven in the current fiscal year. The Trustees noted that, while a Rule 12b-1 Distribution Plan had been approved on behalf of Investor Shares of the Canterbury Fund, Investor Shares were not currently offered for purchase. The Trustees also considered Canterbury’s commitment with respect to the Canterbury Fund and the growth of assets in the Fund over time.

Comparative Fee and Expense Data. The Trustees noted that the Canterbury Fund’s management fee was lower than the Morningstar category median and higher than the Morningstar category average, and the Canterbury Fund’s management fee was lower than both the median and average for the Broadridge custom peer group. The Trustees then noted that the Canterbury Fund’s gross and net total expense ratios were above the median and average gross and net total expense ratios reported for both the Morningstar category and the custom Broadridge peer group. They further considered the fees paid by Canterbury’s separately managed accounts and sub-advisory relationships to other accounts with similar investment objectives and strategies to that of the Fund, noting the differences in the services provided to these accounts compared to the services provided to the Canterbury Fund. In particular, they noted that Canterbury has additional responsibilities with respect to the Canterbury Fund, including compliance, reporting and operational responsibilities. While recognizing that it is

Additional Information (Unaudited) (continued)

difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, or from one investment product to another, the Trustees concluded that Canterbury’s advisory fee continues to be reasonable.

Economies of Scale. The Trustees considered whether the Canterbury Fund may benefit from any economies of scale but did not find that any material economies exist at this time. The Trustees also noted Canterbury’s view that due to the Canterbury Fund’s low net asset total and the profit Canterbury derives from the Fund, fee breakpoints are not necessary or appropriate at this time.

Other Benefits. The Trustees noted that Canterbury does not utilize soft dollar arrangements with respect to portfolio transactions and does not use affiliated brokers to execute the Canterbury Fund’s portfolio transactions. The Trustees noted that Canterbury had confirmed that there were no economic or other benefits to the Adviser associated with the selection or use of any particular ETF providers for the Fund’s portfolio. The Trustees concluded that all things considered, Canterbury does not receive material additional financial benefits from services rendered to the Canterbury Fund.

Other Considerations. The Trustees also considered potential conflicts for Canterbury with respect to relationships forged with ETF providers. The Trustees noted that both they and Counsel have discussed with representatives of Canterbury their duty of loyalty relative to the selection of ETF providers and the conflicts that could develop relative to any relationship that Canterbury may form with a specific ETF provider. Based on the assurances and representations from Canterbury, the Trustees concluded that no conflict of interest currently exists that could adversely impact the Canterbury Fund.

Conclusions. Based upon Canterbury’s presentation to the Board and the Support Materials considered in connection with the renewal of the Investment Advisory Agreement, as well as the information provided throughout the course of the year and since the Fund’s inception, the Board concluded that the overall arrangements between the Trust and Canterbury, as set forth in the Investment Advisory Agreement, are fair and reasonable in light of the services to be performed, the investment advisory fees to be paid and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

None

Item 16. Controls and Procedures

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Code of Ethics attached hereto.

(a)(2)	Not applicable.

(a)(3)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(4)	Not applicable.

(b)	Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Capitol Series Trust

By (Signature and Title)	/s/ Matthew J. Miller
Matthew J. Miller, President and Principal Executive Officer

Date	7/7/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Matthew J. Miller
Matthew J. Miller, President and Principal Executive Officer

Date	7/7/2025

By (Signature and Title)	/s/ Zachary P. Richmond
Zachary P. Richmond, Treasurer and Principal Financial Officer

Date	7/7/2025